                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 30, 1999

                       OXBORO MEDICAL INTERNATIONAL, INC.
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

      Minnesota                     000-18785                 41-1391803
----------------------------  ---------------------       ----------------------
(State or other jurisdiction  (Commission File Number)    (I.R.S. Employer
     of incorporation)                                    Identification No.)

 13828 Lincoln Street NE
    Ham Lake, Minnesota                                      55304
-------------------------------                            --------------
(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (612) 755-9516

Items 1, 2, 3, 4, 6 and 8 are not applicable and therefore omitted.

Item 5. OTHER EVENTS.

COMPLIANCE WITH NASDAQ STOCK MARKET RULES

     Under the rules of the Nasdaq SmallCap Stock Market, the Company must maintain net tangible assets (assets, excluding goodwill, less liabilities) of at least $2,000,000. On June 30, 1999, the Company reported net tangible assets in its Form 10-QSB filed with the Commission of $1,627,963, which was approximately $372,000 less than the $2,000,000 required by the Nasdaq SmallCap Stock Market.

     On September 1, 1999, Oxboro effected a rights offering of Common Stock and Warrants to purchase Common Stock of the Company. The rights offering was part of a plan of compliance to bring the Company's net tangible assets up to the Nasdaq SmallCap Stock Market minimum requirement. After giving effect to the sale of 297,056 shares of the Company's Common Stock and 148,528 Warrants on September 30, 1999, the Company's pro forma shareholders equity at August 31, 1999 (unaudited and as adjusted) showed net tangible assets of $2,192,743. As a result of the September 30, 1999 sale of Common Stock and Warrants, the Company believes it is in compliance with the Nasdaq SmallCap Stock Market net tangible asset requirement.

EXTENSION OF RIGHTS OFFERING PERIOD

     Effective September 30, 1999, the Board of Directors of the Company elected to exercise their right to extend the initial rights offering period to October 29, 1999 and the oversubscription period for the rights offering to November 30, 1999.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

          Not applicable.

     (b)  UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION.

          Pro Forma Condensed Balance Sheet as of
          August 31, 1999 (unaudited)...................................F-1

          Pro Forma Condensed Statement of Operations-
          Eleven Months Ended August 31, 1999 (unaudited)...............F-3

     (c)  EXHIBITS.

          Exhibit 99.1 Press Release of the Company at October 5, 1999, relating to compliance with Nasdaq Stock Market rules and extension of rights offering.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                             OXBORO MEDICAL INTERNATIONAL, INC.

                             By      /s/Matthew E. Bellin
                                ------------------------------------------------
                             Its     President and Chief Executive Officer
                                ------------------------------------------------

Dated: October 5, 1999

                       OXBORO MEDICAL INTERNATIONAL, INC.
                       PRO FORMA CONDENSED BALANCE SHEET
                                 AUGUST 31, 1999
                                   (UNAUDITED)


                                                                        PRO FORMA           TOTAL AFTER
                                                   HISTORICAL          ADJUSTMENTS        RIGHTS OFFERING

ASSETS
Current Assets
   Cash and cash equivalents                    $   153,908            $ 371,320(1)       $   525,228
   Accounts receivable                              657,276                                   657,276
   Inventory                                        615,279                                   615,279
   Deferred income taxes                            103,000                                   103,000
   Income taxes receivable                           52,758                                    52,758
   Notes Receivable                                 245,000                                   245,000
   Other current assets                             162,627              (75,000)(1)           87,627
                                                -----------          -----------          -----------
TOTAL CURRENT ASSETS                              1,989,848              296,320            2,286,168
PROPERTY AND EQUIPMENT
   Building                                         905,366                                   905,366
   Land                                              57,211                                    57,211
   Furniture and equipment                          901,734                                   901,734
                                                -----------          -----------          -----------
                                                  1,864,311                    0            1,864,311
   Less accumulated  depreciation                  (902,898)                                 (902,898)
                                                -----------          -----------          -----------
                                                    961,413                    0              961,413

Cash surrender value of life insurance              159,740                                   159,740
                                                -----------          -----------          -----------
TOTAL ASSETS                                    $ 3,111,001            $ 296,320          $ 3,407,321
                                                -----------          -----------          -----------
                                                -----------          -----------          -----------

LIABILITIES & SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
   Note payable to bank                         $   145,313            $                  $   145,313
   Current maturity of long term debt                 7,621                                     7,621
   Accounts payable                                 116,307                                   116,307
   Accrued salaries and wages                       111,376                                   111,376
   Accrued consulting fees                          186,032                                   186,032
   Other accrued expenses                           174,508                                   174,508
                                                -----------          -----------          -----------
TOTAL CURRENT LIABILITIES                           741,157                    0              741,157

Long-term debt                                      370,421                                   370,421
Deferred income taxes                               103,000                                   103,000

SHAREHOLDERS' EQUITY
   Common stock                                      24,176                2,910(1)            27,086
   Additional paid-in-capital                     1,533,627              293,410(1)         1,827,037
   Retained earnings                                557,926                                   557,926
                                                -----------          -----------          -----------
                                                  2,115,729              296,320            2,412,049
Receivable from ESOP                               (174,306)                                 (174,306)
Stock subscription receivable                       (45,000)                                  (45,000)
                                                -----------          -----------          -----------
TOTAL SHAREHOLDERS' EQUITY                        1,896,423              296,320            2,192,743
                                                -----------          -----------          -----------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY      $ 3,111,001            $ 296,320          $ 3,407,321
                                                -----------          -----------          -----------
                                                -----------          -----------          -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS.

          NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS

(1) This Condensed Unaudited Pro Forma Balance Sheet at August 31, 1999 has been adjusted to reflect the issuance by the Company of 290,976 shares of Common Stock and 145,448 Warrants on September 30, 1999 in a rights offering to shareholders of the Company for aggregate consideration of $371,320. Additionally, expenses of $75,000 related to the offering have been offset against proceeds. Apart from these adjustments, this Condensed Unaudited Pro Forma Balance Sheet does not reflect any other changes occurring subsequent to August 31, 1999 and is not necessarily indicative of the results that may be expected for the quarter and the fiscal year ended September 30, 1999.

                       OXBORO MEDICAL INTERNATIONAL, INC.
                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                               ELEVEN MONTHS ENDED
                                 AUGUST 31, 1999
                                   (UNAUDITED)

                                                                                  PRO FORMA       TOTAL AFTER
                                                                HISTORICAL       ADJUSTMENTS    RIGHTS OFFERING
                                                                ----------       -----------    ---------------

     Net sales                                                   $4,681,751                       $4,681,751
     Cost of goods sold                                           2,729,642                        2,729,642
                                                                 -----------                      -----------

     Gross profit                                                 1,952,109                        1,952,109
                                                                 -----------                      -----------
     Selling, general and administrative expenses                 2,846,286                        2,846,286
                                                                 -----------                      -----------

     Operating loss                                                (894,177)                        (894,177)

     Gain on disposal of business segment                             2,955                            2,955

     Interest and other income (expense)                            (89,599)                         (89,599)
                                                                 -----------                      -----------
     Loss before income taxes                                      (980,821)                        (980,821)

     Income tax expense                                                -                                -

     Net loss                                                    $ (980,821)                      $ (980,821)
                                                                 -----------                      -----------
                                                                 -----------                      -----------

     Net loss per share
               Basic                                                  (2.02)                           (1.26)
               Diluted                                                (2.02)                           (1.26)

     Weighted average common and common
           equivalent shares outstanding
               Basic                                                484,912     (1)290,976           775,888
               Diluted                                              484,912     (1)290,976           775,888